UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                             DONAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                000-49649                             23-3083371
        (Commission File Number)         (I.R.S. Employer Identification Number)


            12890 Hilltop Road
              Argyle, Texas                              76226
(Address of principal executive offices)              (Zip Code)

                                 (972) 233-0300
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

                Section 5 - Corporate Governance and Management

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Donar Enterprises, Inc. (the "Company") on April 15, 2005 effected a one-for-ten reverse split of the Company's common stock, par value $.001 per share. In order to effect the reverse split, the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware, effective as of April 15, 2005.

As a result of the reverse split, the Company's trading symbol on the Nasdaq Electronic Bulletin Board has been changed from DNRE to DNRR.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

   Exhibit No.          Description

     3.1                Certificate of Amendment of Certificate of Incorporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DONAR ENTERPRISES, INC.


                                                     By: /s/ Timothy P. Halter
                                                        ------------------------
                                                        Timothy P. Halter
                                                        Chief Executive Officer
Date:  April 15, 2005